L. Phillip Humann Chairman, President & CEO Merrill Lynch Banking & Financial Services Conference November 2003

- 1 –The information provided herein, including related questions and answers, may contain estimates of future operating results for SunTrust. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Any such statements are made in reliance on the safe harbor protections provided under the Private Securities Act of 1995. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: • Changes in interest rates, • Changes in accounting principles, policies, or guidelines, • Significant changes in the economic scenario, • Significant changes in legislation or regulatory requirements, • Changes occur in business conditions or the banking competitive environment, • Significant changes in securities markets, and • Litigation risks SunTrust does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. This presentation could include some non-GAAP measures to describe our Company’s performance. The reconciliation of those measures to GAPP measures can be found in our earnings press release, on our website in the press release section of the Investor Relations pages and in the appendix of this presentation. forward looking statement

- 2—key messages • Track record of consistency, quality • Positive performance trends • Net interest income improvement/margin stabilization • Focus on revenue generation • Strong growth prospects

- 3 -Fortune’s most admired: megabanks category Citigroup Wells Fargo Bank of America SunTrust Banks Bank One National City(1) Wachovia(2) U.S. Bancorp Fleet Boston Financial JP. Morgan Chase 7.70 6.92 6.27 6.10 6.01 5.95 5.91 5.79 5.27 5.18 Score Source: Fortune Magazine, 03/03/2003 (1) Rank in super regional banks category last year (2) Changed name from First Union 1 2 3 4 5 6 7 8 9 10 Rank 2002 2001 Change 1 2 6 7 4 5 8 9 5 3 0 0 +3 +3 -1 -1 +1 +1 -4 -7

- 4—Net Income Earnings per Share Return on Avg. Assets Return on Avg. Assets less net unrealized gains on securities portfolio (1) Return on Avg. Equity Return on Avg. Realized Equity (1) 3Q 2003 3Q 2002 Change $331.6 1.18 1.04 1.06 14.24 17.06 $343.0 1.20 1.26 1.30 15.22 19.18 (3)% (2)% (22) b.p. (24) b.p. (98) b.p. (212)b.p. (1) Excludes net gains in Company’s security portfolio due to its ownership of 48.3 million shares of The Coca-Cola Company. The Company believes this is a more indicative performance measure when being compared to other companies (2) Annualized 3q2003 highlights Track Record Track Record 2Q 2003 Sequential Change 3Q 03 : 3Q 02 3Q 03 : 2Q 03 1% 3% (7) b.p. (7) b.p. (71) b.p. (81)b.p. $330.4 1.17 1.11 1.13 14.95 17.87 (2) (2)

- 5—.84 .93 1.09 1.19 1.31 1.38 1.45 1.64 1.89 2.32 2.56 2.87 3.13 3.04 4.13 4.30 4.72 4.66 0.07 0.14 0.37 0.10 0.09 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 EPS (1) (1) EPS as originally reported and adjusted for stock splits. There are no adjustments for merger pooling. $            CAGR 10.0% earnings per share GAAP EPS Reduction in EPS due to Merger-related charges 4.80 Track Record Track Record

- 6—.28 .31 .33 .35 .39 .43 .47 .52 .58 .66 .74 .83 .93 1.00 1.38 1.48 1.60 1.72 0.00 0.50 1.00 1.50 2.00 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 (1) Dividends as originally reported and adjusted for stock splits. $            DIVIDENDS (1) CAGR 10.6% dividend history Track Record Track Record

- 7—strong credit culture differentiates Net Charge-offs Net Charge-offs to Avg. Loans NPAs NPAs to Loans/OREO/Other repo Allowance for loan losses Allowance to Nonperforming loans Allowance to Charge-offs (Years Coverage) 1Q2003 2Q2003 4Q2002 $95,706 0.52% $541,976 0.74% $930,114 182.0% 2.4 $79,837 0.44% $548,395 0.74% $931,080 179.0% 2.9 $98,311 0.54% $594,739 0.82% $929,320 167.8% 2.4 $79,265 0.40% $463,805 0.59% $941,423 217.6% 3.0 $82,177 0.44% $515,390 0.68% $940,889 194.8% 2.9 3Q2002 3Q2003 Track Record Track Record

- 8—low risk shared national credit exposure (1) 6.8% 12.6% 6.6% 12.6% 0% 2% 4% 6% 8% 10% 12% 14% 2002 2003 4.7% 8.4% 4.4% 9.3% 2002 2003 SNC Criticized SNC Classified SunTrust National Average (1) Commitments Track Record Track Record

- 9—26,553 273 expense discipline (1) Headcount for end-of year and end-of-quarter adjusted for acquisitions/dispositions Headcount(1) Salary Expense 30,233 1,174 28,513 1,140 28,463 1,063 26,527 262 27,109 276 Headcount down approximately 4500 from 1998 peak 26,863 271 Full Year 1998 Full Year 1999 Full Year 2000 Full Year 2001 3Q 2002 4Q 2002 1Q 2003 2Q 2003 30,991 1,096 -144 -310 -246 Quarterly change 26,409 262 3Q 2003 +118 Positive Trends Positive Trends

- 10—noninterest expenses by LOB CIB Commercial Retail Mortgage PCS Other/Corporate Total 3Q 2001 3Q 2003 2-Year Growth ($) ($            in millions) 111.0 82.5 286.6 55.8 98.0 142.9 776.8 (16.7) 21.4 34.9 26.9 36.9 (20.3) 83.1 94.3 103.9 321.5 82.7 134.9 122.6 859.9 Annualized Growth (%) -8% 13% 6% 24% 19% -7% 5% Positive Trends Positive Trends • Appropriate reinvestment in growth businesses • 32% of total dollar expense growth is mortgage driven due to refinance boom • Reasonable growth in total noninterest expense of 5%: equates to 3% growth in core expense and 2% due to reinvestment Note: Reflects most current allocation methodology consistently applied to both current period and history

- 11—62.02 60.35 57.47 56.12 58.14 56.99 55.73 56.90 61.27 59.26 59.53 60.60 20 25 30 35 40 45 50 55 60 65 70 Full Year 1998 Full Year 1999 Full Year 2000 Full Year 2001 1Q2002 2Q2002 3Q2002 4Q2002 1Q2003 2Q2003 3Q2003 Stated Efficiency Ratio Core Efficiency Ratio efficiency ratio (1) Without merger-related charges of $16 million (1) Reflects Revenue Slowdown Positive Trends Positive Trends

- 12—customer deposit growth DDA NOW MMA SAV CDs Total (1) Total low cost deposits(2) 2Q 2003 3Q 2002 Change ($            in millions) 24% 13% 8% FLAT (15)% 7% 16% $18,946.8 11,792.8 22,452.7 6, 315.7 11,343.5 70,851.5 37,055.3 $15,237.1 10,431.6 20,843.0 6,301.3 13,328.3 66,141.3 31,970.0 (1) Average quarterly Consumer and Commercial Deposits (excludes Broker & Foreign Deposits) (2) Total of DDA, NOW, Savings 3Q 2003 $17,548.1 11,576.8 22,284.1 6,253.3 11,434.8 69,097.1 35,378.2 3Q 2003: 3Q 2002 Targeted Product and Sales Initiatives Positive Trends Positive Trends 3Q 2003: 2Q 2003 Sequential Annualized Change 32% 8% 3% 4% (3)% 10% 19%

- 13—loan growth Commercial RE Commercial RE Construction Mortgages Credit Card Direct RE Equity Indirect Nonaccrual Total Loans 2Q 2003 3Q 2002 Change ($            in millions) 8% /1% 5% 11% 7% 41% (17)% 39% 12% (7)% 8% /6% $29,501.8 9,228.1 4,223.2 15,924.4 132.1 3,655.7 6,341.3 8,264.5 462.1 77,733.2 $27,213.0 8,823.7 3,812.0 14,931.0 93.5 4,400.4 4,571.2 7,351.7 499.1 71,695.6 3Q 2003 $27,810.4 9,192.9 4,057.8 15,064.2 126.4 3,693.7 5,874.6 7,993.1 498.4 74,311.5 3Q 2003: 3Q 2002 Positive Trends Positive Trends 3Q 2003: 2Q 2003 Sequential Annualized Change 24% /-4% 2% 16% 23% 18% (4)% 32% 14% (29)% 18% /8% • Driven by targeted sales initiatives (1) (1) (1) Lower growth rate adjusted for consolidation of Three Pillars (1) (1)

- 14—Trust and Investment Mgmt. Retail Investment Deposit Charges Mortgages Fees Corp & Invst. Banking Credit Card Fees Other Charges & Fees Other Non-interest income Total fees(1) 3Q 2002 3Q 2003 3Q2003: 3Q2002 ($            in millions) $124 35 157 (14) 63 27 77 34 503 $128 39 162 (20) 75 30 86 45 543 3% 10% 3% NM 18% 8% 12% 33% 8% fee income growth (1) Fees without Securities’ net gains 2Q 2003 $124 42 158 2 87 32 83 38 566 3Q2003: 2Q2003 (Annualized) 12% (32)% 10% NM (56)% (34)% 17% 80% (16)% Positive Trends Positive Trends • Trust and Investment Management Improved • Debt Capital Markets performance • Total Fees Not Mortgage-dependent

- 15—2.98% 3.56% 3.56% 3.51% 3.48% 3.38% 3.26% 3.21% 3.05% 0.08% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% 3.70% 3Q 01 4Q 01 1Q 02 2Q 02 3Q 02 4Q 02 1Q 03 2Q 03 3Q 03 +1 b.p. (1) (1) Adjusted for impact of Three Pillars Consolidation and Affordable Housing Consolidation net interest margin stabilization Positive Trends Positive Trends 3.06%

Positive Trends

3q2003 net interest income growth

- SunTrust at inflection point

	Annualized Linked Qtr.	Rank	3Q 03 : 3Q 02	Rank
Mercantile Bankshares Corporation	33.7%	1	9.2%	4
First Tennessee National Corporation	22.4%	2	11.8%	3
Bank One Corporation	21.2%	3	-5.1%	14
National City Corporation	17.7%	4	17.8%	1
SunTrust Banks, Inc.	16.7% (1)	5	3.4%	8
Wells Fargo & Company	16.0%	6	13.9%	2
Wachovia Corporation	14.8%	7	6.0%	6
National Commerce Financial Corporation	9.4%	8	-0.2%	11
U.S. Bancorp	5.8%	9	5.4%	7
Regions Financial Corporation	2.8%	10	-3.0%	12
Bank of America Corporation	-4.5%	11	0.0%	10
AmSouth Bancorporation	-6.8%	12	-5.7%	15
Fifth Third Bancorp	-7.8%	13	7.0%	5
Northern Trust Corporation	-7.9%	14	-10.4%	17
SouthTrust Corporation	-8.8%	15	-5.0%	13
Union Planters Corporation	-9.3%	16	-7.2%	16
FleetBoston Financial Corporation	-11.4%	17	1.5%	9
Comerica Incorporated	-22.7%	18	-11.9%	18
BB&T Corporation	NM (2)	-	NM	-

(1) Adjusting for impact of Three Pillars Consolidation, Affordable Housing Consolidation and Lighthouse Financial Acquisition, estimated sequential annualized growth of approximately 15%

(2) Due to Acquisition of First Virginia, annualized linked quarter growth of 58.6% not comparable

Source: Non-FTE Net Interest Income, SNL Financial as of 10/22/03

- 16 -

SunTrust

- 17—focus on sales • “S3 E2”: “Sales, Service, and Sustaining” customer relationships… coupled with “Excellence in Execution” • Bank-wide effort to acquire more clients, accounts, balances and fees • Cross-LOB relationship profiling and planning • New sales measures, standards and goals • Intensified training • Streamlined functions transparent to client • Aligned sales leaders in key roles Focus on Revenue Focus on Revenue

- 18—focus on sales—success highlights 3q2003 • YTD core sales per FTE for third quarter exceeded the 2002 YTD average by 43% • Mission Acquisition (1/27/03 – 8/31/03)—Produced 3,000 new clients with a minimum of $10,000 per client in projected annualized revenue • Cross-LOB Programs – Commercial referred business resulting in more than $30 million in fees to SunTrust Robinson Humphrey – The Retail LOB has made nearly 41,000 client referrals to the Retail Investment area – The Mortgage LOB helped sell 52,000 targeted banking products and services as of August YTD; 85% higher than the same period last year. • New loans sales in Private Banking were up 50% and new checking accounts were up 9% in the third quarter compared to prior year • Business Banking loan sales were up 33% over the same period • Indirect Lending sales were up almost 11% as of August and we hold the number one market share position among peer banks in FL, VA and MD • SunTrust Online September YTD new loan sales are up 41% over last year and we have been recognized in a benchmark study for outperforming our competitors on client needs identification and overall call satisfaction Focus on Revenue Focus on Revenue

- 19—growth initiatives 8%—10% SunTrust • Expand Retail, Broker, and Correspondent channels while enhancing Consumer Direct • Launch out of footprint sales of mortgage and home equity 7—9% Mortgage • Buy, build, or partner to offer a complete product set to satisfy market demands • Develop comprehensive package of insurance products and services 12—14% PCS • Further develop equity and debt capital market products to sustain competitive market positions • Focus on upper middle and large corporate markets with low risk profile 9—11% CIB • Enhance Treasury services’ technology platform to satisfy customer and competitive demands • Leverage new pricing tool with the relationship profitability component 8—10% Commercial • Introduce enhanced consumer and Business Banking product sets • Continue to grow branch network over next three years in high growth markets • Focus on high growth Business Banking segment 8—10% Retail Actions Intended to Support Growth Long Term Growth Rate Target Business Line Focus on Revenue Focus on Revenue

net interest income **potential**

Focus on Revenue

Securities Yields (2)

- One of the lowest securities yields among top 50 banks
- Very short duration compared to peers
- Normalizing securities yield to historical relative position adds approximately $70mm after-tax or $0.25 per share (shorter-term) and up to $207mm after-tax or $0.74 per share (longer-term)(1)

	3Q 2003	3Q 2002	3Q 2001	Yield Change (b.p.) 3Q2003: 3Q2002	3Q2003: 3Q2001
Wells Fargo	7.37	7.23	7.34	+14	+3
AmSouth	5.39	7.85	7.72	-246	-233
SouthTrust	5.24	6.46	6.60	-122	-136
National City	5.08	6.33	6.26	-125	-118
Wachovia	4.90	6.36	6.93	-146	-203
U.S. Bancorp	4.80	5.18	5.99	-38	-119
Fifth Third	4.31	5.60	6.68	-129	-237
Bank of America	3.93	5.85	6.12	-192	-219
KeyCorp	3.91	6.11	6.99	-220	-308
FleetBoston	3.71	4.71	6.96	-100	-325
PNC Financial	3.66	5.10	5.87	-144	-221
Comerica	3.00	5.81	6.29	-281	-329
Northern Trust	2.08	2.78	4.43	-70	-235
Bank One	N/R	N/R	N/R	N/R	N/R
BB&T	N/R	N/R	N/R	N/R	N/R
Mellon	N/R	N/R	N/R	N/R	N/R
Avg. w/o SunTrust	4.41	5.80	6.48	-139	-207
SunTrust	2.87	4.83	6.62	-196	-375
STI Yield vs. Avg.	-1.54	-0.97	+0.14	-57	-168

(1) Assumes $19 billion portfolio (security portfolio at 9/30/03 = 25.6 billion), 35% tax rate, 280 mm shares outstanding and both 57 b.p. and 168 b.p. improvement in yield

(2) Yields on investment securities available for sale. Does not include held-to-maturity securities or trading securities unless breakout is unavailable

Note: N/R = not reported

Source: Company Reports

SunTrust

- 20 -

- 21—strong markets 8.6 7.8 7.4 7.1 6.5 6.1 4.8 4.8 4.8 4.7 4.6 3.9 3.9 3.8 2.6 2.5 2.3 1.7 1.1 1.1 1.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 SunTrust Bank of America Wells Fargo SouthTrust Wachovia BB&T US Avg. AmSouth BankOne Regions US Bancorp Comerica Citigroup JP MorganChase Fifth Third Fleet Boston Bank of New York KeyCorp M&T Bank National City PNC Weighted Average Population Growth (5-Yr Projected Growth Rate: 2002–2007) Weighted Average Population Growth (5-Yr Projected Growth Rate: 2002–2007) • Weighted average growth for STI markets 79% higher than national average through 2007 • Excellent future growth potential for SunTrust Notes 1. Source: SNL Securities 2. Top 20 banks by market capitalization as of 7/8/2003, excluding MEL, STT and NTRS 3. Weighted average based on MSA deposits Growth Prospects Growth Prospects

- 22—investing in high-growth markets High-Growth Markets Expected Growth (5-Yr. Projected Growth Rate 2002-2007) US Average 2002-2007 Greater Washington 7.0% Atlanta 12.0% Central Florida 11.0% South Florida 8.0% North Florida 10.0% 4.8% STI Average 2002-2007 8.6% • Many of our banking regions present significant prospects for the future, with growth expectations both above the STI average and well above the national average • SunTrust is focusing investments in these high-growth markets, particularly related to new branch development and sales force deployment Southwest Florida 14.0% Growth Prospects Growth Prospects

- 23—key messages • Track record of consistency, quality • Positive performance trends • Net interest income improvement/margin stabilization • Focus on revenue generation • Strong growth prospects

- 24—reconciliations appendix Average loans – reported Impact of Three Pillars Average loans excluding Three Pillars Average commercial loans – reported Impact of Three Pillars Average commercial loans excluding Three Pillars Total noninterest income – reported Security Gains Total Fees $77,733 (1,975) $75,758 $29,502 (1,975) $27,527 $574,478 (31,098) $543,380 3Q 03 $74,311—$74,311 $27,810—$27,810 $596,792 (31,238) $565,554 18.4% 7.8% 24.3% (4.1)% (15.7)% $71,696—$71,696 $27,213—$27,213 $548,883 (45,813) $503,070 8.4% 5.7% 8.4% 1.2% 8.0% 2Q 03 Sequential Annualized Change 3Q 03 vs 2Q 03 Change 3Q 03 vs 3Q 02 3Q 02 (Dollars in millions) (Dollars in thousands)

- 25—reconciliations appendix Net Interest Margin Net Interest Margin Impact of Three Pillars Consolidation Net Interest Margin Impact of Affordable Housing Consolidation Net Interest Margin Adjusted for the Impact of Three Pillars and Affordable Housing 3Q 03 2.98% 0.06% 0.02% 3.06%

- 26—L. Phillip Humann Chairman, President & CEO Merrill Lynch Banking & Financial Services Conference November 2003